EuroPacific Growth Fund
             333 South Hope Street, Los Angeles, California 90071 o
                 Telephone (213) 486-9200 o Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class               Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $0
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $0
------------------ --------------------------------
------------------ --------------------------------
Total              $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $0
------------------ --------------------------------
------------------ --------------------------------
Total              $0
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.00
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.00
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class                   Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,017,978
------------------ ----------------------------------
------------------ ----------------------------------
Class B            24,917
------------------ ----------------------------------
------------------ ----------------------------------
Class C            35,931
------------------ ----------------------------------
------------------ ----------------------------------
Class F            91,055
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,169,881
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,165
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        930
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,952
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        253
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        252
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          374
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          7,568
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          47,628
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          51,669
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          95,349
------------------ ----------------------------------
------------------ ----------------------------------
Total              210,140
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                            Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $31.82
----------------------- -------------------------
----------------------- -------------------------
Class B                 $31.45
----------------------- -------------------------
----------------------- -------------------------
Class C                 $31.25
----------------------- -------------------------
----------------------- -------------------------
Class F                 $31.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $31.71
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $31.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $31.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $31.54
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $31.67
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $31.33
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $31.30
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $31.46
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $31.51
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $31.87
----------------------- -------------------------